Scout Investments

Scout International Fund

Supplement dated March 27, 2014 to the Summary Prospectus dated October 31, 2013

The purpose of this supplement is to update the Summary Prospectus regarding changes to the portfolio management team of the Scout International Fund (the “Fund”).  Effective March 31, 2014, James L. Moffett and Michael D. Stack will serve as co-lead portfolio managers of the Fund.  Mr. Stack is expected to assume sole lead portfolio manager responsibilities for the Fund in January 2015.  At that time, Mr. Moffett will step down as a portfolio manager of the Fund but will continue to support the Fund’s portfolio management team as Chief International Strategist of Scout Investments, Inc., the Fund’s investment advisor (the “Advisor”).

Therefore, effective March 31, 2014, the following change is made to the Summary Prospectus:

The table in the “Investment Advisor and Portfolio Managers” section of the Summary Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Experience Managing the Fund
James L. Moffett	Chief International Strategist of the Advisor and Co-Lead Portfolio Manager of the Fund	Lead Portfolio Manager from inception through March 30, 2014; Co-Lead Portfolio Manager since March 31, 2014
Michael D. Stack	Co-Lead Portfolio Manager of the Fund	Assistant Portfolio Manager from February 2006 through December 2007; Co-Portfolio Manager from April 2012 through March 30, 2014; Co-Lead Portfolio Manager since March 31, 2014
Michael P. Fogarty	Co-Portfolio Manager of the Fund	From 2003 to 2007 and from June 2011 to present

You should keep this Supplement for future reference. Additional copies of the Summary Prospectus may be obtained free of charge by calling (800) 996-2862.

Scout Investments